                                                                 LEHMAN BROTHERS

                               DERIVED INFORMATION


                            $340,000,000 Certificates


                      Delta Funding Home Equity Loan Trust
                                     1997-3
                   Home Equity Loan Asset-Backed Certificates


                            Delta Funding Corporation
                             as Seller and Servicer




-----------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------

                                                                 LEHMAN BROTHERS

Securities Offered:
To Maturity:

------------------ ------------- -------- ------------- --------------- ------------- ----------- ----------- --------------
                                                                         Estimated                               Expected
                                                          Estimated      Principal     Expected     Stated        Ratings
                     Expected    Group                     WAL/MDUR         Pmt.         Final       Final       (Moody's/
   Securities          Size        No.     Benchmark        (yrs)          Window      Maturity     Maturity      Fitch)
---------------    ------------- -------- ------------- --------------- ------------- ----------- ----------- --------------
Class A-1F (1)      $91,302,000     I      1 mo LIBOR        1.00        22 months     7/25/99     7/25/12       Aaa/AAA
Class A-2F (1)      $17,395,000     I       2 yr Tsy      2.00/1.82       5 months     11/25/99    9/25/12       Aaa/AAA
Class A-3F (1)      $55,396,000     I       3 yr Tsy      3.02/2.65      28 months     2/25/02     8/25/21       Aaa/AAA
Class A-4F (1)      $14,014,000     I       5 yr Tsy      5.00/4.09      17 months     6/25/03     7/25/24       Aaa/AAA
Class A-5F (1)      $20,643,000     I      10 yr Tsy      9.94/6.70      126 months    11/25/13    10/25/28      Aaa/AAA
Class A-6F (1)      $26,500,000     I        Curve        6.61/5.08      141 months    7/25/12     10/25/28      Aaa/AAA
Class M-1F (1)      $16,562,500     I        Curve        6.10/4.63      135 months    12/25/11    10/25/28     Aa2/[AA]
Class M-2F (1)      $12,587,500     I        Curve        6.00/4.54      117 months    6/25/10     10/25/28      A2/[A+]
Class B-1F (1)      $10,600,000     I        Curve        5.57/4.28      91 months     4/25/08     10/25/28   [Baa3]/[BBB]
Class A-1A (2)      $59,250,000    II      1 mo LIBOR        2.88        216 months    9/25/15     10/25/28      Aaa/AAA
Class M-1A (2)       $6,750,000    II      1 mo LIBOR        6.84        152 months    11/25/13    10/25/28     Aa2/[AA]
Class M-2A (2)       $5,250,000    II      1 mo LIBOR        6.75        132 months    3/25/12     10/25/28      A2/[A+]
Class B-1A (2)       $3,750,000    II      1 mo LIBOR        6.34        101 months    8/25/09     10/25/28   [Baa3]/[BBB]

-------------------------------------------------------------------------------

Class A-IO:
-------------------------------------------------------------------------------
There will be a Aaa/AAA rated interest-only class (Class A-IO) off Group I with a notional balance equal to the balance of Class A6 and a coupon of 6.5% for the first 36 months.
-------------------------------------------------------------------------------

(1) Prepayments are sized at 120% of the prepayment assumption. A 100% prepayment assumption assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(2) Prepayments are sized at 125% of the prepayment assumption. A 100% prepayment assumption assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.


-----------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------

                                                                 LEHMAN BROTHERS

Securities Offered:
To 10% Clean-up Call:

------------------ ------------- -------- ------------- --------------- ------------- ----------- ----------- --------------
                                                                          Estimated                              Expected
                                                          Estimated       Principal    Expected    Stated         Ratings
                      Expected     Group                  WAL/MDUR          Pmt.         Final      Final       (Moody's/
   Securities           Size         No.    Benchmark       (yrs)          Window      Maturity    Maturity       Fitch)
--------------      -----------    -----    ---------     ---------     ------------  ---------   ---------    ------------
Class A-1F (1)      $91,302,000       I    1 mo LIBOR        1.00        22 months     7/25/99     7/25/12       Aaa/AAA
Class A-2F (1)      $17,395,000       I     2 yr Tsy      2.00/1.82       5 months     11/25/99    9/25/12       Aaa/AAA
Class A-3F (1)      $55,396,000       I     3 yr Tsy      3.02/2.65      28 months     2/25/02     8/25/21       Aaa/AAA
Class A-4F (1)      $14,014,000       I     5 yr Tsy      5.00/4.09      17 months     6/25/03     7/25/24       Aaa/AAA
Class A-5F (1)      $20,643,000       I    10 yr Tsy      7.70/5.69      32 months     1/25/06     10/25/28      Aaa/AAA
Class A-6F (1)      $26,500,000       I      Curve        6.44/4.99      63 months     1/25/06     10/25/28      Aaa/AAA
Class M-1F (1)      $16,562,500       I      Curve        5.58/4.38      64 months     1/25/06     10/25/28     Aa2/[AA]
Class M-2F (1)      $12,587,500       I      Curve        5.58/4.34      64 months     1/25/06     10/25/28      A2/[A+]
Class B-1F (1)      $10,600,000       I      Curve        5.44/4.22      64 months     1/25/06     10/25/28   [Baa3]/[BBB]
Class A-1A (2)      $59,250,000      II    1 mo LIBOR        2.71        100 months    1/25/06     10/25/28      Aaa/AAA
Class M-1A (2)       $6,750,000      II    1 mo LIBOR        6.12        58 months     1/25/06     10/25/28     Aa2/[AA]
Class M-2A (2)       $5,250,000      II    1 mo LIBOR        6.12        58 months     1/25/06     10/25/28      A2/[A+]
Class B-1A (2)       $3,750,000      II    1 mo LIBOR        6.05        58 months     1/25/06     10/25/28   [Baa3]/[BBB]

-------------------------------------------------------------------------------

Class A-IO:

-------------------------------------------------------------------------------
There will be a Aaa/AAA rated interest-only class (Class A-IO) off Group I with a notional balance equal to the balance of Class A6 and a coupon of 6.5% for the first 36 months.

-------------------------------------------------------------------------------

(1) Prepayments are sized at 120% of the prepayment assumption. A 100% prepayment assumption assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(2) Prepayments are sized at 125% of the prepayment assumption. A 100% prepayment assumption assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.
-----------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------

                                                                 LEHMAN BROTHERS

Sensitivity Analysis

                              Projected Performance
                      Under Varying Prepayment Assumptions

Group I Loans
To Maturity


Group I % Prepay Assumption      0.0%      75.0%     100.0%      120.0%     150.0%      175.0%        200.0%
Implied Seasoned CPR             0.0%      15.0%      20.0%       24.0%      30.0%       35.0%         40.0%
Group II % Prepay Assumption     0.0%      75.0%     100.0%      125.0%     150.0%      175.0%        200.0%

Class A-1F
Avg. Life (yrs)                  9.90       1.41       1.14        1.00        0.85        0.77          0.70
Window (begin-end) (mths)      1 - 178     1 - 33     1 - 26      1 - 22     1 - 18      1 - 16        1 - 14
Expected Final Maturity        7/25/12     6/25/00   11/25/99     7/25/99    3/25/99    1/25/99       11/25/98

Class A-2F
Avg. Life (yrs)                 14.84       3.02       2.35        2.00        1.65        1.45         1.30
Mod Duration (yrs)               9.20       2.66       2.11        1.82        1.52        1.34         1.21
Window (begin-end) (mths)     178 - 179   33 - 40    26 - 31     22 - 26     18 - 22     16 - 19      14 - 17
Expected Final Maturity        8/25/12    1/25/01    4/25/00    11/25/99     7/25/99     4/25/99      2/25/99
Yield @ 99.991%                  6.64       6.53       6.49        6.46        6.41        6.37         6.34

Class A-3F
Avg. Life (yrs)                 17.90       5.04       3.67        3.02        2.33        2.02         1.78
Mod Duration (yrs)              10.09       4.12       3.14        2.65        2.10        1.83         1.63
Window (begin-end) (mths)     179 - 287   40 - 104    31 - 66     26 - 53     22 - 35     19 - 30      17 - 27
Expected Final Maturity        8/25/21     5/25/06    3/25/03     2/25/02     8/25/00     3/25/00     12/25/99
Yield @ 99.975%                  6.72       6.66       6.63        6.61        6.56        6.53         6.51

Class A-4F
Avg. Life (yrs)                 25.45      10.25       6.56        5.00        3.64        2.70         2.36
Mod Duration (yrs)              11.59       7.10       5.09        4.09        3.11        2.39         2.11
Window (begin-end) (mths)     287 - 322  104 - 143    66 - 104    53 - 69     35 - 51     30 - 34      27 - 30
Expected Final Maturity        7/25/24    8/25/09     5/25/06     6/25/03    12/25/01     7/25/00      3/25/00
Yield @ 99.990%                  7.03       7.01       6.98        6.96        6.93        6.88         6.86

Class A-5F
Avg. Life (yrs)                 28.44      15.29      12.36       9.94        6.68         4.08         2.74
Mod Duration (yrs)              11.65       8.87       7.82       6.70        4.96         3.39         2.40
Window (begin-end) (mths)     322 - 357  143 - 280  104 - 226   69 - 194    51 - 171     34 - 145      30 - 36
Expected Final Maturity        6/25/27    1/25/21    7/25/16    11/25/13    12/25/11     10/25/09      9/25/00
Yield @ 99.968%                  7.36       7.35       7.34        7.33       7.31         7.27         7.21

-----------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------

                                                                 LEHMAN BROTHERS

                              Projected Performance
                      Under Varying Prepayment Assumptions

Group I Loans
To Maturity

Group I % Prepay Assumption          0.0%            75.0%          100.0%       120.0%         150.0%     175.0%         200.0%
Implied Seasoned CPR                 0.0%            15.0%           20.0%       24.0%          30.0%       35.0%          40.0%
Group II % Prepay Assumption         0.0%            75.0%          100.0%       125.0%         150.0%     175.0%         200.0%

Class A-6F
Avg. Life (yrs)                     11.82            7.26            6.81         6.61           6.51       6.61           5.80
Mod Duration (yrs)                   7.70            5.43            5.18         5.08           5.02       5.07           4.57
Window (begin-end) (mths)          37 - 178        37 - 269        37 - 219     38 - 178       42 - 168   45 - 143       36 - 125
Expected Final Maturity            7/25/12         2/25/20         12/25/15      7/25/12        9/25/11    8/25/09       2/25/08
Yield @ 99.995%                      6.97            6.95            6.94         6.94           6.94       6.94           6.93

Class M-1F
Avg. Life (yrs)                     21.48            9.12            7.19         6.10           5.05       4.59           4.40
Mod Duration (yrs)                  10.48            6.26            5.25         4.63           4.01       3.73           3.63
Window (begin-end) (mths)         179 - 354        52 - 225        40 - 180     37 - 171       39 - 137   41 - 116       43 - 100
Expected Final Maturity            3/25/27          6/25/16         9/25/12     12/25/11        2/25/09    5/25/07        1/25/06
Yield @ 99.978%                      7.20            7.17            7.16         7.15           7.13       7.13           7.12

Class M-2F
Avg. Life (yrs)                     21.46            9.01            7.13         6.00           4.92       4.38           4.06
Mod Duration (yrs)                  10.26            6.15            5.18         4.54           3.90       3.57           3.37
Window (begin-end) (mths)         179 - 352        52 - 201        40 - 178     37 - 153       38 - 122   38 - 103        39 - 89
Expected Final Maturity            1/25/27         6/25/14         7/25/12      6/25/10        11/25/07    4/25/06        2/25/05
Yield @ 99.988%                      7.46            7.43            7.41         7.40           7.38       7.37           7.36

Class B-1F
Avg. Life (yrs)                     21.10            8.58            6.63         5.57           4.55       4.02           3.69
Mod Duration (yrs)                   9.93            5.90            4.89         4.28           3.65       3.31           3.09
Window (begin-end) (mths)         179 - 344        52 - 178        40 - 151     37 - 127       37 - 101    37 - 86        37 - 74
Expected Final Maturity            5/25/26          7/25/12         4/25/10      4/25/08        2/25/06   11/25/04       11/25/03
Yield @ 99.989%                      7.80            7.77            7.75         7.74           7.72       7.70           7.69

-----------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------

                                                                 LEHMAN BROTHERS

                              Projected Performance
                      Under Varying Prepayment Assumptions

Group I Loans
To Call

Group I % Prepay Assumption              0.0%       75.0%      100.0%       120.0%       150.0%       175.0%       200.0%
Implied Seasoned CPR                     0.0%       15.0%       20.0%        24.0%        30.0%        35.0%        40.0%
Group II % Prepay Assumption             0.0%       75.0%      100.0%       125.0%       150.0%       175.0%       200.0%

Class A-1F
Avg. Life (yrs)                         9.90        1.41        1.14         1.00         0.85         0.77         0.70
Window (begin-end) (mths)             1 - 178     1 - 33      1 - 26       1 - 22       1 - 18       1 - 16       1 - 14
Expected Final Maturity               7/25/12     6/25/00     11/25/99     7/25/99      3/25/99      1/25/99      11/25/98

Class A-2F
Avg. Life (yrs)                        14.84        3.02        2.35         2.00         1.65         1.45         1.30
Mod Duration (yrs)                      9.20        2.66        2.11         1.82         1.52         1.34         1.21
Window (begin-end) (mths)             178 - 179   33 - 40     26 - 31      22 - 26      18 - 22       16 - 19     14 - 17
Expected Final Maturity               8/25/12     1/25/01     4/25/00      11/25/99     7/25/99       4/25/99     2/25/99
Yield @ 99.991%                         6.64        6.53        6.49         6.46         6.41         6.37         6.34

Class A-3F
Avg. Life (yrs)                        17.90        5.04        3.67         3.02         2.33         2.02         1.78
Mod Duration (yrs)                     10.09        4.12        3.14         2.65         2.10         1.83         1.63
Window (begin-end) (mths)             179 - 287   40 - 104    31 - 66      26 - 53      22 - 35      19 - 30      17 - 27
Expected Final Maturity               8/25/21     5/25/06     3/25/03      2/25/02      8/25/00      3/25/00      12/25/99
Yield @ 99.975%                         6.72        6.66        6.63         6.61         6.56         6.53         6.51

Class A-4F
Avg. Life (yrs)                        25.45       10.25        6.56         5.00         3.64         2.70         2.36
Mod Duration (yrs)                     11.59        7.10        5.09         4.09         3.11         2.39         2.11
Window (begin-end) (mths)             287 - 322   104 - 143   66 - 104     53 - 69      35 - 51      30 - 34      27 - 30
Expected Final Maturity               7/25/24     8/25/09     5/25/06      6/25/03      12/25/01     7/25/00      3/25/00
Yield @ 99.990%                         7.03        7.01        6.98         6.96         6.93         6.88         6.86

Class A-5F
Avg. Life (yrs)                        27.91       12.90        9.86         7.70         5.50         4.01         2.74
Mod Duration (yrs)                     11.59        8.11        6.82         5.69         4.37         3.35         2.40
Window (begin-end) (mths)             322 - 338   143 - 156   104 - 120    69 - 100     51 - 80      34 - 67      30 - 36
Expected Final Maturity               11/25/25    9/25/10     9/25/07      1/25/06      5/25/04      4/25/03      9/25/00
Yield @ 99.968%                         7.36        7.35        7.34         7.32         7.30         7.27         7.21

-----------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------

                                                                 LEHMAN BROTHERS

                              Projected Performance
                      Under Varying Prepayment Assumptions

Group I Loans
To Call

Group I % Prepay Assumption              0.0%       75.0%      100.0%       120.0%       150.0%       175.0%       200.0%
Implied Seasoned CPR                     0.0%       15.0%       20.0%        24.0%        30.0%        35.0%        40.0%
Group II % Prepay Assumption             0.0%       75.0%      100.0%       125.0%       150.0%       175.0%       200.0%

Class A-6F
Avg. Life (yrs)                        11.82        7.24        6.74         6.44         5.84         5.28         4.64
Mod Duration (yrs)                      7.70        5.43        5.15         4.99         4.64         4.29         3.84
Window (begin-end) (mths)             37 - 178    37 - 156    37 - 120     38 - 100     42 - 80      45 - 67      36 - 58
Expected Final Maturity               7/25/12     9/25/10     9/25/07      1/25/06      5/25/04      4/25/03      7/25/02
Yield @ 99.995%                         6.97        6.95        6.94         6.94         6.93         6.92         6.91

Class M-1F
Avg. Life (yrs)                        21.37        8.66        6.65         5.58         4.64         4.23         4.10
Mod Duration (yrs)                     10.46        6.10        5.02         4.38         3.79         3.52         3.44
Window (begin-end) (mths)             179 - 338   52 - 156    40 - 120     37 - 100     39 - 80      41 - 67      43 - 58
Expected Final Maturity               11/25/25    9/25/10     9/25/07      1/25/06      5/25/04      4/25/03      7/25/02
Yield @ 99.978%                         7.20        7.17        7.16         7.14         7.13         7.12         7.12

Class M-2F
Avg. Life (yrs)                        21.37        8.66        6.65         5.58         4.59         4.09         3.82
Mod Duration (yrs)                     10.25        6.03        4.98         4.34         3.72         3.40         3.21
Window (begin-end) (mths)             179 - 338   52 - 156    40 - 120     37 - 100     38 - 80      38 - 67      39 - 58
Expected Final Maturity               11/25/25    9/25/10     9/25/07      1/25/06      5/25/04      4/25/03      7/25/02
Yield @ 99.988%                         7.46        7.43        7.41         7.39         7.38         7.36         7.36

Class B-1F
Avg. Life (yrs)                        21.08        8.45        6.49         5.44         4.45         3.94         3.62
Mod Duration (yrs)                      9.92        5.85        4.83         4.22         3.60         3.26         3.04
Window (begin-end) (mths)             179 - 338   52 - 156    40 - 120     37 - 100     37 - 80      37 - 67      37 - 58
Expected Final Maturity               11/25/25    9/25/10     9/25/07      1/25/06      5/25/04      4/25/03      7/25/02
Yield @ 99.989%                         7.80        7.77        7.75         7.74         7.72         7.70         7.69

-----------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------

                                                                 LEHMAN BROTHERS

                              Projected Performance
                      Under Varying Prepayment Assumptions

Group II Loans
To Maturity

Group II % Prepay Assumption             0.0%       75.0%      100.0%       125.0%       150.0%       175.0%       200.0%
Implied Seasoned CPR                     0.0%       15.0%       20.0%        25.0%        30.0%        35.0%        40.0%
Group I % Prepay Assumption              0.0%       75.0%      100.0%       120.0%       150.0%       175.0%       200.0%

Class A-1A
Avg. Life (yrs)                        20.83        4.66        3.57         2.88         2.41         2.04         1.69
Window (begin-end) (mths)             1 - 360     1 - 319     1 - 266      1 - 216      1 - 179      1 - 150      1 - 128
Expected Final Maturity               9/25/27     4/25/24     11/25/19     9/25/15      8/25/12      3/25/10      5/25/08

Class M-1A
Avg. Life (yrs)                        28.14       11.32        8.60         6.84         5.64         4.96         4.83
Window (begin-end) (mths)             312 - 359   70 - 298    53 - 241     43 - 194     37 - 160     40 - 134     43 - 114
Expected Final Maturity               8/25/27     7/25/22     10/25/17     11/25/13     1/25/11      11/25/08     3/25/07

Class M-2A
Avg. Life (yrs)                        28.14       11.21        8.49         6.75         5.57         4.80         4.35
Window (begin-end) (mths)             312 - 358   70 - 275    53 - 217     43 - 174     37 - 143     38 - 120     39 - 102
Expected Final Maturity               7/25/27     8/25/20     10/25/15     3/25/12      8/25/09      9/25/07      3/25/06

Class B-1A
Avg. Life (yrs)                        28.07       10.58        7.98         6.34         5.23         4.48         4.00
Window (begin-end) (mths)             312 - 356   70 - 234    53 - 180     43 - 143     37 - 117     37 - 99      37 - 84
Expected Final Maturity               5/25/27     3/25/17     9/25/12      8/25/09      6/25/07      12/25/05     9/25/04

-----------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------

                                                                 LEHMAN BROTHERS

                            Projected Performance
                     Under Varying Prepayment Assumptions

Group II Loans
To Call

Group II % Prepay Assumption            0.0%        75.0%      100.0%      125.0%    150.0%     175.0%     200.0%
Implied Seasoned CPR                    0.0%        15.0%       20.0%       25.0%     30.0%      35.0%      40.0%
Group I % Prepay Assumption             0.0%        75.0%      100.0%      120.0%    150.0%     175.0%     200.0%

Class A-1A
Avg. Life (yrs)                        20.72         4.34        3.32        2.71      2.26       1.91       1.59
Window (begin-end) (mths)             1 - 338      1 - 156     1 - 120     1 - 100    1 - 80     1 - 67     1 - 58
Expected Final Maturity              11/25/25      9/25/10     9/25/07     1/25/06    5/25/04    4/25/03    7/25/02

Class M-1A
Avg. Life (yrs)                       27.66          9.99        7.57        6.12      5.00       4.42       4.37
Window (begin-end) (mths)           312 - 338     70 - 156     53 - 120    43 - 100   37 - 80    40 - 67    43 - 58
Expected Final Maturity             11/25/25       9/25/10     9/25/07     1/25/06    5/25/04    4/25/03    7/25/02

Class M-2A
Avg. Life (yrs)                       27.66          9.99        7.57       6.12       5.00       4.32       3.95
Window (begin-end) (mths)           312 - 338     70 - 156     53 - 120   43 - 100    37 - 80    38 - 67    39 - 58
Expected Final Maturity             11/25/25       9/25/10     9/25/07    1/25/06     5/25/04    4/25/03    7/25/02

Class B-1A
Avg. Life (yrs)                       27.66          9.92        7.51       6.05       4.96       4.25       3.81
Window (begin-end) (mths)           312 - 338     70 - 156     53 - 120   43 - 100    37 - 80    37 - 67    37 - 58
Expected Final Maturity             11/25/25       9/25/10     9/25/07    1/25/06     5/25/04    4/25/03    7/25/02

-----------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------

                                                                 LEHMAN BROTHERS

Collateral Summary

-------------------------------------------------------------------------------
                              Initial Group I Loans
-------------------------------------------------------------------------------

Number of Loans                                                                       2,281
Total Outstanding Principal Balance                                         $169,622,928.54
       Balloon (% of Total)                                                          30.80%
       Level Pay (% of Total)                                                        69.20%
Average Principal Balance                                                        $74,363.41      $9,570.00 - $695,500.00
Weighted Average Loan Rate                                                           11.13%      8.25% - 17.99%
Weighted Average Original Term (mos.)                                                   259      60 - 360
Weighted Average Remaining Term (mos.)                                                  257      51 - 360
Weighted Average CLTV                                                                71.91%      4.90% - 90.27%
Weighted Average Second Mortgage Ratio                                               41.60%      (for second liens only)

Lien Position (first/second)                                                   91.92%/8.08%

Property Type
        Single Family                                                                68.15%
        Two-to-Four Family                                                           24.07%
        Five-to-Eight Family                                                          2.80%
        Mixed Use                                                                     3.16%
        Condo                                                                         1.74%
        Other                                                                         0.08%

Occupancy Status
        Owner Occupied                                                               87.13%
        Investor Owner                                                               12.87%

Geographic Distribution

other states account individually for less than                         NY           45.48%      PA             4.56%
3% of Group I pool balance                                              OH            7.36%      IN             4.06%
                                                                        NJ            7.08%      IL             3.62
                                                                        GA            4.98%      FL             3.35

Origination Year                                                      1997           99.92%      1996           0.08%

Credit Class                                                             A           45.69%      C              18.44%
                                                                         B           30.08%      D              5.79%

-----------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------

                                                                 LEHMAN BROTHERS

-------------------------------------------------------------------------------
                             Initial Group II Loans
-------------------------------------------------------------------------------

Number of Loans                                                                     524
Total Outstanding Principal Balance                                       $50,069,826.89
      Balloon (% of Total)                                                        0.00%
      Level Pay (% of Total)                                                    100.00%
Average Principal Balance                                                    $95,553.10     $14,000.00 - $599,771.30
Weighted Average Loan Rate                                                       10.84%     7.80% - 15.50%
Weighted Average Margin                                                           6.69%     3.70% - 10.25%
Weighted Average Original Term (mos.)                                               360     240 - 360
Weighted Average Remaining Term (mos.)                                              359     239 - 360
Weighted Average Life Cap                                                        16.94%     13.75% - 21.50%
Weighted Average Periodic Cap                                                     1.00%     1.00% - 1.00%
Weighted Average Floor                                                           10.29%     4.40% - 14.90%
Index                                                                     6 month LIBOR     100.00%
Weighted Average CLTV                                                            77.19%     18.88% - 90.46%

Lien Position (first/second)                                                    100.00%

Property Type
        Single Family                                                            81.72%
        Two-to-Four Family                                                       13.90%
        Mixed Use                                                                 0.06%
        Condo                                                                     4.32%

Occupancy Status
        Owner Occupied / Investor Owned                                    92.67%/7.33%

Geographic Distribution

other states account individually for less than                     NY           17.89%     MA             6.70%
3% of Group II principal balance                                    OH           13.91%     PA             5.72%
                                                                    NJ           13.04%     MI             5.56%
                                                                    IL           10.07%     NH             3.45%
                                                                    GA            8.49%

Origination Year                                                  1997           99.78%     1996          0.22%

Credit Class                                                         A           51.56%     C             20.01%
                                                                     B           24.43%     D             4.00%

-----------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------

                                                                LEHMAN BROTHERS

------------------------------------------------------------------------------
                             Initial Group II Loans
------------------------------------------------------------------------------

---------------------------   -----------    -----------   ---------   ------------    -------------   ----------
      Loan Type                  % by        Wtd. Avg.       Wtd.      Periodic Cap    Periodic Cap     Wtd. Avg.
                               Principal     Loan Rate       Avg.      (1st Reset)     (Subs. Reset)    Life Cap
                                Balance                     Margin
---------------------------   -----------    -----------   ---------   ------------    -------------   ----------
             6 mo LIBOR          41.25%          10.72%      6.89%           1.04%           1.00%        16.83%
   2 Yr Fix, 6 mo LIBOR          58.06%          10.93%      6.55%           2.97%           1.00%        17.01%
   3 Yr Fix, 6 mo LIBOR           0.69%          11.06%      6.53%           3.00%           1.00%        17.06%
---------------------------   -----------    -----------   ---------   ------------    -------------   ----------

-----------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

-------------------------------------------------------------------------------